QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

December 23, 2008

Floyd Trujillo Presco Western, LLC 5665 Flatiron Parkway Boulder, CO 80301	Re: Texon Contract No. CPE6866 Amendment No. 13 Customer Ref. No. Various Kansas Leases—See Exhibit

        This Agreement shall serve to amend the above referenced contract and amendments thereto, if any, between Texon L.P. ("Buyer") and Presco Western LLC ("Seller"). The following Special Provisions reflect the original terms and are updated to include the item(s) amended herein and all prior amendments, if any. Items amended by this Agreement are described below. These updated Special Provisions and Texon L.P.'s General Provisions (Revision 3/08) constitute the entire Agreement between the parties.

ITEMS	PRICE: Amended pricing as described below effective December 1, 2008.
AMENDED	EXHIBIT "A": Added the Juanita 5-M29-32-39, the Franzland Co. 7-B and the Pheasant Valley leases, Morton, Seward and Finney County, Kansas effective December 1, 2008.
EXHIBIT "A": Added all leases from Exhibits "B" and "C" effective December 1, 2008.
SPECIAL PROVISIONS
QUALITY	Kansas Common crude oil
QUANTITY
Equal to Seller's owned or controlled oil condensate production from the properties/leases described in the Exhibits attached hereto. Estimated to be 3,000 barrels per day. As additional wells are added to the contract, and the volume increases, we will adjust the volume accordingly.
PRICE
Each calendar month's arithmetic average of the settlement prices for the Nearby Light Sweet crude oil futures contract (WTI) on the New York Mercantile Exchange (NYMEX) for each day the NYMEX settles the Nearby WTI contract (Mere days only), plus or minus the NYMEX Roll (as defined below), less an adjustment of $4.37 per barrel.

NYMEX Roll: The arithmetic average of the daily settlement price for "Light Sweet Crude Oil" front month futures contract reported by the New York Mercantile Exchange (NYMEX) during the Physical Month of Delivery (the calendar month when the crude is delivered), excluding weekends and holidays, plus or minus the arithmetic average of the daily NYMEX settlement price for the prompt month, trading days only, when the Physical Month of Delivery is the prompt month trading on NYMEX, less the arithmetic average of the daily NYMEX settlement price for the second month during the same period, trading days only, multiplied by .6667, plus the average of the daily NYMEX settlement price for the prompt month, trading days only, when the Physical Month of Delivery is the prompt month trading on NYMEX, less the average of the daily NYMEX settlement price for the third month during the same period, trading days only, multiplied by .3333.
In the event that the transportation cost and/or tariff changes during the term of this Agreement, Buyer reserves the right to revise the contract accordingly.
DELIVERY	Delivered into Buyer designated carriers from the properties/leases described in the Exhibits attached hereto.

TERM
Effective November 1, 2008 through April 30, 2009 and continuing month to month thereafter unless either party cancels with thirty (30) days prior written notice. Cancellation shall become effective on the first day of the month following such notice period.

Buyer shall pay Seller or their designee 100% of the amount due for crude oil purchased hereunder, excluding all applicable taxes, by wire transfer on the 20th day of the month following the month of delivery. (See paragraph 3 of the General Provisions attached hereto.)

Buyer shall deduct from amounts due Seller all applicable taxes and shall remit such taxes on Seller's behalf when due. Seller or their designee shall make all revenue distribution payments to all royalty interest owners and any and all other persons who may have a right, title, interest, or claim to any part of the payments made by Buyer to Seller hereunder. SELLER AGREES TO PROTECT, INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, COSTS, ATTORNEY'S FEES, EXPENSES OR LIABILITY OF ANY NATURE WHICH BUYER MAY SUFFER BY REASON OF BUYER MAKING PAYMENTS AS HEREIN PROVIDED.

Texon L.P.			Presco Wester, LLC

BY:	/s/ W.K. Jones	DATE: 1/21/09	BY:	/s/ Floyd Trujillo	DATE: 1/28/09
	W.K. Jones Sr. Vice President, Crude Oil			Floyd Trujillo

EXHIBIT A

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT
GCC 1-530		Finney	KS	(4.370000)
GCC 6-C30-23-33		Finney	KS	(4.370000)
GCH 4-D36-26-32		Finney	KS	(4.370000)
GCH 5-D36-26-32		Finney	KS	(4.370000)
Irene 1-1632		Finney	KS	(4.370000)
Jehle 1-1624		Finney	KS	(4.370000)
JLM Farms 1-827		Finney	KS	(4.370000)
JLM Farms 4-127-26-32		Finney	KS	(4.370000)
Larson 1-731		Finney	KS	(4.370000)
Pettz 1-531		Finney	KS	(4.370000)
Pheasant Valley 33-23S-32W		Finney	KS	(4.370000)
Ramsey 10-E28-23-32		Finney	KS	(4.370000)
Webdell 3-3		Finney	KS	(4.370000)
Barclay College 6-029-30-38		Grant	KS	(4.370000)
Bunn 1		Grant	KS	(4.370000)
Johnson 4-L		Grant	KS	(4.370000)
Johnson Heirs 1		Grant	KS	(4.370000)
Johnson Heirs 2		Grant	KS	(4.370000)
Lucas Trust 4-K29-30-38		Grant	KS	(4.370000)
Lucas Trust 5-M29-30-38		Grant	KS	(4.370000)
Nave 6-B (Sec 18, T30, R38)		Grant	KS	(4.370000)
Scherling W B 1-29		Grant	KS	(4.370000)
Scherling W B 2-29		Grant	KS	(4.370000)
Winter 13-M8-30-33		Grant	KS	(4.370000)
Winter 14-N8-30-33		Grant	KS	(4.370000)
Winter 15-M8.30-33		Grant	KS	(4.370000)
Schartz Foods 4-K7-30-38	Wildcat	Grant	KS	(4.370000)
Allen Trust No. 8		Haskell	KS	(4.370000)
Allen Trust No. 9		Haskell	KS	(4.370000)
Andrews Trust 9-C		Haskell	KS	(4.370000)
Anton 2-518		Haskell	KS	(4.370000)
Bergner 7-P17-28-34		Haskell	KS	(4.370000)
Black Luciene A 9		Haskell	KS	(4.370000)
Black Trusts 17-07-30-33		Haskell	KS	(4.370000)
Black Trusts 18-P7-30-33		Haskell	KS	(4.370000)
Black Trusts 20-D7-30-33		Haskell	KS	(4.370000)
Black Trusts 21-G7-30-33		Haskell	KS	(4.370000)
Black Trusts 23-E7-30-33		Haskell	KS	(4.370000)
Bond 5L		Haskell	KS	(4.370000)
Brennan 1		Haskell	KS	(4.370000)
Brennan Gas Unit 2		Haskell	KS	(4.370000)
Brookover EC 1A		Haskell	KS	(4.370000)
Cox 1-162		Haskell	KS	(4.370000)
Cox 1-8		Haskell	KS	(4.370000)
Cox 6-P2-28-33		Haskell	KS	(4.370000)
Davis 6-N17-30-32		Haskell	KS	(4.370000)
Diaden Farms 1-B2-29-33		Haskell	KS	(4.370000)
Diaden Farms 3-K15-30-32		Haskell	KS	(4.370000)
Diaden Farms 4-J15-30-32		Haskell	KS	(4.370000)
Diaden Farms 5-B15-30-32		Haskell	KS	(4.370000)
E Hall 1-K16-30-32		Haskell	KS	(4.370000)

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT
E Hall 5-N16-30-32		Haskell	KS	(4.370000)
E Hall 6-P16-30-32		Haskell	KS	(4.370000)
E Hall 8-M16-30-32		Haskell	KS	(4.370000)
E Hall 9-C16-30-32		Haskell	KS	(4.370000)
Earlene Black 1-817		Haskell	KS	(4.370000)
Edna Cox 1-138		Haskell	KS	(4.370000)
EE & L Stalker 1-1430		Haskell	KS	(4.370000)
Eilerts 5-D17-30-32		Haskell	KS	(4.370000)
Elliot 28-M (SWLVU P10)		Haskell	KS	(4.370000)
Ellsaesser 1		Haskell	KS	(4.370000)
Ellsaesser 2		Haskell	KS	(4.370000)
Ellsaesser Gas Unit A 1		Haskell	KS	(4.370000)
ELS Properties 1-1030		Haskell	KS	(4.370000)
Eric Bradley 1-17		Haskell	KS	(4370000)
Feight A 1-27		Haskell	KS	(4.370000)
Feight A 4-27		Haskell	KS	(4.370000)
FeightA 5 Lower		Haskell	KS	(4.370000)
Feight A 5 Upper		Haskell	KS	(4.370000)
Feight A 6 (SWDW)		Haskell	KS	(4.370000)
Garner 1-1624		Haskell	KS	(4.370000)
Garner 11-J24-30-34		Haskell	KS	(4.370000)
Garner 12-124-30-34		Haskell	KS	(4.370000)
Garner 22-H24-30-34		Haskell	KS	(4.370000)
Grant Maurice 1-30		Haskell	KS	(4.370000)
Hall SG1		Haskell	KS	(4.370000)
Hall SG2		Haskell	KS	(4.370000)
Hoffman 3-019-30-32		Haskell	KS	(4.370000)
Hon 1-930		Haskell	KS	(4.370000)
James Unit A A B 1		Haskell	KS	(4.370000)
Kenneth 5-E 14-78-33(S14T28R33)		Haskell	KS	(4.370000)
Kilgore 5-E33-29-39		Haskell	KS	(4.370000)
Kilgore Trust 9-H		Haskell	KS	(4.370000)
Koehn 5-F2-28-33		Haskell	KS	(4.370000)
Lavelette 1-C12-27-33		Haskell	KS	(4.370000)
LC Black 1-417		Haskell	KS	(4.370000)
Luciene Black 10-17		Haskell	KS	(4.370000)
McKinley 1-1519		Haskell	KS	(4.370000)
McKinley 15-P19-30-33		Haskell	KS	(4.370000)
McKinley 16-119-30-33		Haskell	KS	(4.370000)
Megan Janae 1-30		Haskell	KS	(4.370000)
Mertia Ammerman 1		Haskell	KS	(4.370000)
Mertia Ammerman 2		Haskell	KS	(4.370000)
Murphy 6-L27-29-32		Haskell	KS	(4.370000)
Nanninga Trust 1-430		Haskell	KS	(4.370000)
Nanninga Trust 34-E30-30-33		Haskell	KS	(4.370000)
RB Garner 2		Haskell	KS	(4.370000)
Riphahn 13-035-28-34		Haskell	KS	(4.370000)
Roger Wilson 1-519		Haskell	KS	(4.370000)
Schnellbacher A-4		Haskell	KS	(4.370000)
Stalker 1-23 (Gas Unit)		Haskell	KS	(4.370000)
Stalker 19-C		Haskell	KS	(4.370000)
Stalker 33		Haskell	KS	(4.370000)
Stalker 34-L30-30-33		Haskell	KS	(4.370000)

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT
Stalker Eta! 28-130-30-33		Haskell	KS	(4.370000)
Stalker Etal 29-030-30-33		Haskell	KS	(4.370000)
Stalker Etal 30-K30-30-33		Haskell	KS	(4.370000)
Stalker Etal 31-A30-30-33		Haskell	KS	(4.370000)
Stalker Etal 32-H30-30-33		Haskell	KS	(4.370000)
SWLVLU 112		Haskell	KS	(4.370000)
SWLVLU 114		Haskell	KS	(4.370000)
SWLVLU 117		Haskell	KS	(4.370000)
SWLVLU 119		Haskell	KS	(4.370000)
SWLVLU 121		Haskell	KS	(4.370000)
SWLVLU 122		Haskell	KS	(4.370000)
SWLVLU 123		Haskell	KS	(4.370000)
SWLVLU P02		Haskell	KS	(4.370000)
SWLVLU P03		Haskell	KS	(4.370000)
SWLVLU P04		Haskell	KS	(4.370000)
SWLVLU P07		Haskell	KS	(4.370000)
SWLVLU P11		Haskell	KS	(4.370000)
SWLVLU P12		Haskell	KS	(4.370000)
SWLVLU P13		Haskell	KS	(4.370000)
SWLVLU P14		Haskell	KS	(4.370000)
SWLVLU P15		Haskell	KS	(4.370000)
SWLVLU P18		Haskell	KS	(4.370000)
SWLVLU P21		Haskell	KS	(4.370000)
SWLVLU P22		Haskell	KS	(4.370000)
SWLVLU P23		Haskell	KS	(4.370000)
SWLVLU P24		Haskell	KS	(4.370000)
Walter E. Preedy B1		Haskell	KS	(4.370000)
Walter E. Preedy B3		Haskell	KS	(4.370000)
Watkins 2-N17-30-32		Haskell	KS	(4.370000)
Watkins Gas Un F-4		Haskell	KS	(4.370000)
Wilson Gas Unit F3		Haskell	KS	(4.370000)
Wilson-Dent Trust 27-F19-30-33		Haskell	KS	(4.370000)
Wright B 28		Haskell	KS	(4.370000)
Wright C Cl		Haskell	KS	(4.370000)
Wright GU B1		Haskell	KS	(4.370000)
Wyatt Trusts 9-N16-30-33		Haskell	KS	(4.370000)
Anton 1-21	Victory	Haskell	KS	(4.370000)
Black 22C (Sec 7, T30, R33W)	Victory	Haskell	KS	(4.370000)
Marie 1-21	Victory	Haskell	KS	(4.370000)
Poppe Trust 22-J17-30-33	Victory	Haskell	KS	(4.370000)
SWLVLU 8	Victory	Haskell	KS	(4.370000)
SWLVLU 9	Victory	Haskell	KS	(4.370000)
Fletcher 7-J21-23-37		Kearny	KS	(4.370000)
Kisel 1-1215-2		Kearny	KS	(4.370000)
Miles 1-1128		Kearny	KS	(4.370000)
BFC Warring Trust 2		Morton	KS	(4.370000)
Blackwell Al		Morton	KS	(4.370000)
BOWKER		Morton	KS	(4.370000)
Bowker Gas Unit B1 1-2		Morton	KS	(4.370000)
Dos Reatas 5-E26-32-40		Morton	KS	(4.370000)
Dos Reatas 6-M26-32-40		Morton	KS	(4.370000)
Green 4J S29-T32-R39		Morton	KS	(4.370000)
Hull 5-G30-32-39		Morton	KS	(4.370000)

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT
Johns 1-1324		Morton	KS	(4.370000)
Juanita 5-M29-32-39		Morton	KS	(4.370000)
Milbum 5-N28-31-39		Morton	KS	(4.370000)
Osborne B-3		Morton	KS	(4.370000)
Trahem 6-G20-31-39		Morton	KS	(4.370000)
Becker Trust 5		Seward	KS	(4.370000)
Becker Trust 6		Seward	KS	(4.370000)
Chandler Carroll 1-19		Seward	KS	(4.370000)
Franziand Co. 7-B 22-31S-33W		Seward	KS	(4.370000)
Hatfield Eta! Unit 5-J22-31-33		Seward	KS	(4.370000)
Lemert B H 1		Seward	KS	(4.370000)
Wendy Marie 1-30		Seward	KS	(4.370000)
Simpson Trust 5-J4-31-33	Victory	Seward	KS	(4.370000)
Abbey Michelle 1-35		Stanton	KS	(4.370000)
Amanda Jill 1-36		Stanton	KS	(4.370000)
Amber Michelle 1-34		Stanton	KS	(4.370000)
Andrea Frances 1-21		Stanton	KS	(4.370000)
Andrea Lyn 1-9		Stanton	KS	(4.370000)
Benjamin Lee (Sec 25, T29S, R40W)		Stanton	KS	(4.370000)
Brian Daniel 1-34		Stanton	KS	(4.370000)
Christopher Jared 1-8		Stanton	KS	(4.370000)
Collingwood 1-28		Stanton	KS	(4.370000)
Esser 2-16		Stanton	KS	(4.370000)
Federal Land Bank 4-21		Stanton	KS	(4.370000)
Federal Land Bank 5-21		Stanton	KS	(4.370000)
Fell Gas Unit 4A		Stanton	KS	(4.370000)
Garay 6-J21-29-39		Stanton	KS	(4.370000)
Jay Morris 1-8		Stanton	KS	(4.370000)
Kayla Marie 1-2		Stanton	KS	(4.370000)
Kaylee Brooks 1-35		Stanton	KS	(4.370000)
KU 6-120-29-39		Stanton	KS	(4.370000)
KU 7-J20-29-39		Stanton	KS	(4.370000)
KU 8-P20-29-39		Stanton	KS	(4.370000)
KU 9-P20-29-39		Stanton	KS	(4.370000)
Lynn Stacy 1-22		Stanton	KS	(4.370000)
McPherson College 4-E21-29-39		Stanton	KS	(4.370000)
McPherson College 5-F21-29-39		Stanton	KS	(4.370000)
Mitchell Trust 5-E23-29-40		Stanton	KS	(4.370000)
R & L Farms 1-28		Stanton	KS	(4.370000)
Sarah Jane 1-34		Stanton	KS	(4.370000)
Shonn Gregory 1-35		Stanton	KS	(4.370000)
Trent David 1-23		Stanton	KS	(4.370000)
Wade Allen 1-36		Stanton	KS	(4.370000)
Western Feed Yard 1-1133		Stanton	KS	(4.370000)
Western Feed Yard 2-1433		Stanton	KS	(4.370000)
Williams 1-L21-29-39		Stanton	KS	(4.370000)
Williams 2-L21-29-39		Stanton	KS	(4.370000)
Williams 3-K21-29-39		Stanton	KS	(4.370000)
Williams 4-L21-29-39		Stanton	KS	(4.370000)
Wilson Unit 1		Stanton	KS	(4.370000)
Yardley Frederick 1-25		Stanton	KS	(4.370000)
Yashell Shirin 1-35		Stanton	KS	(4.370000)
LTW Trust 12-E26-29-39	Big Bow	Stanton	KS	(4.370000)

LEASE NAME	FIELD	COUNTY	STATE	ADJUSTMENT
Elliott Spencer 1	Liverpool Cemetery	Stanton	KS	(4.370000)
Josline B-2		Stevens	KS	(4.370000)
Swalar Al		Stevens	KS	(4.370000)
Swalar B1		Stevens	KS	(4.370000)

QuickLinks

  Exhibit 10.7